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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 August 15, 2001


                     Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)



                Delaware                 333-63602              74-2440850
   ---------------------------         ------------        ------------------
   State or Other Jurisdiction          (Commission         (I.R.S. Employer
        Of Incorporation)              File Number)        Identification No.)


       200 Vesey Street
      New York, New York                                           10285
     --------------------                                       ------------
    (Address of Principal                                        (Zip Code)
      Executive Offices)


       Registrant's telephone number, including area code: (212) 526-5594

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events(1)

         Attached as Exhibit 23 to this Current Report is the consent of KPMG LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated January 22, 2001 on its audits of the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 2001 and for periods ended June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2001 (which was filed with the Securities and Exchange Commission on August 10, 2001), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (333-63602) of the Registrant; and (iii) the Prospectus Supplement relating to Mortgage Pass-Through Certificates, Series 2001-14A, and shall be deemed to be part hereof and thereof.


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  23.      Consent of Experts




--------
(1) Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          STRUCTURED ASSET SECURITIES
                                            CORPORATION


                                          By: /s/ Ellen V. Kiernan
                                              -----------------------
                                              Name: Ellen V. Kiernan
                                              Title:   Vice President


Dated:  August 20, 2001


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                                  EXHIBIT INDEX



Exhibit No.                Description                                Page No.
-----------                -----------                                --------

23                         Consent of Experts                             6